UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05820
THE HYPERION TOTAL RETURN FUND, INC.
(Exact name of registrant as specified in charter)
ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
NEW YORK, NEW YORK 10006-1404
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
THE HYPERION TOTAL RETURN FUND, INC.
ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
NEW YORK, NEW YORK, 10006-1404
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: November 30
Date of reporting period: November 30, 2005

Item 1. Reports to Shareholders
THE HYPERION
TOTAL RETURN
FUND, INC.
Annual Report
November 30, 2005

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Composition

The chart that follows shows the allocation of the Fund’s holdings by asset category as of November 30, 2005.

THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments as of November 30, 2005*

* As a percentage of total investments.

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2005

Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2005. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTR”.

Description of the Fund

The Fund is a diversified closed-end investment company. The Fund’s investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities.

Portfolio Performance

For the fiscal year ending November 30, 2005, shareholders realized a total investment return of -12.63%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.22 on November 30, 2005, the Fund’s shares had a current yield of 8.76%, which was 4.35% higher than the yield of the 5-Year U.S. Treasury note, and competitive with the yields of other multi-sector bond funds in its category.

As of November 30, 2005, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 3.3 years, as measured on a net asset basis.

Market Outlook and Portfolio Strategy

2005 witnessed the continued resolve of the Federal Reserve to raise interest rates in an attempt to bring monetary policy towards a more neutral stance. The Federal Funds rate increased to 4.25% and it had its most dramatic affect on short-term interest rates where the yield on the 2-year Treasury increased by 1.26% over the year. A nominal increase in longer term interest rates of only 0.15% was witnessed by the 10-year maturity Treasury. The tepid increase in long-term interest rates, especially when compared to the move of short-term interest rates, can be a result of many factors, but we cite lower than expected core (excluding food and energy) inflation and moderate economic growth as the primary factors.

We believe that 2006 will be a transition period for the U.S. economy and for U.S. bonds. The key for the economy is the consumer — they make up over 70% of GDP and as a result, as the consumer goes so does the economy, and as the economy goes, so do interest rates. We believe that rising oil prices, reduced savings, increased consumer debt and an increase in mortgage costs due to resetting interest rates on short-term hybrid mortgages will weigh heavily on the consumer in the second half of 2006. We believe this will lead to a slowdown in the economy. We also believe that the Federal Reserve will react by first halting their tightening of monetary policy by the second quarter, and even begin to lower interest rate targets by the fourth quarter. It would not surprise us to see interest rates dip low enough to cause another dramatic wave of mortgage refinancings. After all, it has been these refinancings that have bailed out the consumer, which have in turn bailed out the economy. It is too early for us to call whether a full fledged recession will occur, but we do see headwinds against the economy forming.

Budget deficits, trade deficits, increased governmental borrowings and a weak currency are all factors that can push interest rates higher, but we view these as long-term factors that have the potential to have a dramatic effect on interest rates. However, we believe that our dominate position in the world economy would have to dramatically change before these factors come into play. In the mean time, the focus is on the economy, and right now, at 75% of GNP, our focus is also on the consumer.

Much has been written about the housing bubble over the last few months, and while the Fund does invest in mortgages backed by residential homes, our view is as follows: There has rarely been (if any) a simultaneous decline in home prices across the nation. Home price declines have typically been localized to specific regions of the country and are triggered by economic conditions that are unique to the specific geographic area. Having said that, we are extremely aware of the risks of

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2005

certain areas of the country where home prices have dramatically exceeded the affordability characteristics of the borrowers. There are, however, ways for us to manage those risks. For example, we have been reviewing the structures of the securities in which we invest, moving up in credit, reviewing the borrowers, being cognizant of the ’vintage’ of securities in which we invest, and insuring that we invest in securities that have a diversified exposure across the country. These are but a few of the ways we can mitigate the risks in the investments that we make for the Fund.

The market’s risk aversion away from residential MBS in 2005 caused an underperformance of the sector. This is a situation that we view as an opportunity to take selective positions in specific securities at attractive yield levels. We expect this scenario to continue to play out in 2006 as more stress is brought onto the consumer. As these opportunities present themselves, we expect to capitalize.

From a Fund duration point of view, we have been managing the portfolio to a conservative 3.3 years, which served us well in 2005. With our outlook for 2006, we intend to bring the duration more in line with its longer term target of between 4.0 and 4.5 years.

The scenario we paint here should be positive for the Fund and positive for the credit performance of the securities in 2006. We continue to have a low exposure to high yield corporate bonds, but we are looking for a re-entry point, perhaps later in the year as the economy slows and yield spreads begin to widen.

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2005

Conclusion

We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

Sincerely,

CLIFFORD E. LAI President, The Hyperion Total Return Fund, Inc. President and Chief Executive Officer, Hyperion Capital Management, Inc.

JOHN H. DOLAN Vice President, The Hyperion Total Return Fund, Inc. Chief Investment Officer, Hyperion Capital Management, Inc.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 61.1%

U.S. Government Agency Collateralized Mortgage Obligations – 3.2%
Federal Home Loan Mortgage Corporation

Series 1675, Class KC	6.50%		10/15/10	$4,777	@	$4,870,394

Series 1587, Class SK	9.00	†	10/15/08	1,257	#	1,324,354

Series 1604, Class MC	9.00	†	11/15/08	884		904,051

Series 1604, Class SB	9.00	†	11/15/08	170		174,193

						7,272,992

Federal National Mortgage Association

Series 1998-W6, Class B3	7.09		10/25/28	1,413		1,347,469

Series 1993-170, Class SC	9.00	†	09/25/08	127		129,964

Series 1993-48, Class C	9.50		04/25/08	146		148,555

						1,625,988

Total U.S. Government Agency Collateralized Mortgage Obligations

(Cost – $8,447,483)						8,898,980

U.S. Government Agency Pass-Through Certificates – 52.0%
Federal Home Loan Mortgage Corporation

Pool 21058	6.00		TBA	15,000		15,107,820

Pool A16170	6.00		12/01/33	4,123	@	4,154,050

Pool A17112	6.00		12/01/33	14,196	@	14,304,641

Pool A24261	6.50		07/01/34	3,006	@	3,077,025

Pool A25455	6.50		08/01/34	5,003	@	5,121,205

Pool A13915	7.00		09/01/33	3,995	@	4,161,526

Pool A17331	7.00		12/01/33	125		129,718

Pool C53494	7.50		06/01/31	51		53,857

Pool C56878	8.00		08/01/31	858		913,859

Pool C56879	8.00		08/01/31	212		225,606

Pool C58516	8.00		09/01/31	607		646,711

Pool C59641	8.00		10/01/31	548		583,137

Pool C55166	8.50		07/01/31	220		238,323

Pool C55167	8.50		07/01/31	80		85,996

Pool C55168	8.50		07/01/31	300		324,746

Pool C55169	8.50		07/01/31	334		361,031

Pool C58521	8.50		09/01/31	60		64,659

Pool C60422	8.50		10/01/31	64		69,021

Pool C60423	8.50		10/01/31	428		463,345

Pool C60424	8.50		10/01/31	142		153,567

Pool G01466	9.50		12/01/22	2,638	@	2,895,945

Pool 555538	10.00		03/01/21	2,430		2,651,909

						55,787,697

Federal National Mortgage Association

Pool 649881	6.00		09/01/32	3,236	@	3,257,610

Pool 811125	6.00		02/01/35	4,498	@	4,526,129

Pool 650162	6.50		10/01/32	2,678		2,745,935

Pool 652870	6.50		10/01/32	2,317	@	2,375,856

Pool 654917	6.50		08/01/32	6,138	@	6,294,483

Pool 655843	6.50		09/01/32	2,707		2,775,477

Pool 783828	6.50		07/01/34	2,065		2,114,287

Pool 789949	6.50		07/01/34	5,596	@	5,730,495

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)

Pool 796005	6.50%	09/01/34	$8,724	@	$8,934,660

Pool 809240	6.50	01/01/35	4,134	@	4,233,327

Pool 642102	7.00	05/01/32	2,918	@	3,047,321

Pool 645406	7.00	05/01/32	2,341		2,444,410

Pool 645912	7.00	06/01/32	2,554		2,667,461

Pool 645913	7.00	06/01/32	2,306		2,408,001

Pool 651588	7.00	07/01/32	667		696,264

Pool 660181	7.00	10/01/32	679		709,493

Pool 661116	7.00	10/01/32	1,155		1,205,683

Pool 663372	7.00	10/01/32	441		461,024

Pool 663874	7.00	10/01/32	901		940,580

Pool 669474	7.00	11/01/32	931		972,432

Pool 678012	7.00	08/01/32	2,472		2,581,943

Pool 759505	7.00	01/01/34	3,572	@	3,728,880

Pool 794759	7.00	10/01/34	3,502	@	3,655,750

Pool 796481	7.00	08/01/34	3,332		3,478,873

Pool 255053	7.50	12/01/33	856		898,670

Pool 784369	7.50	07/01/13	723		729,102

Pool 789284	7.50	05/01/17	1,440		1,511,250

Pool 827853	7.50	10/01/29	1,157		1,216,605

Pool 398800	8.00	06/01/12	1,368		1,448,076

Pool 827855	8.50	10/01/29	2,205		2,390,394

Pool 545436	9.00	10/01/31	1,941		2,132,146

Pool 458132	9.41	03/15/31	4,061		4,455,756

					86,768,373

Total U.S. Government Agency Pass-Through Certificates

(Cost – $144,992,954)					142,556,070

U.S. Treasury Obligation – 5.9%
United States Treasury Notes

(Cost – $16,533,975)	4.00	02/15/15	16,800	@	16,126,034

Total U.S. Government & Agency Obligations

(Cost – $169,974,412)					167,581,084

ASSET-BACKED SECURITIES – 38.5%

Housing Related Asset-Backed Securities – 29.5%
125 Home Loan Owner Trust

Series 1998-1A, Class M2*	7.75	02/15/29	579		577,539
Access Financial Manufactured Housing Contract Trust

Series 1995-1, Class B1	7.65	05/15/21	10,060		5,130,600
Aegis Asset Backed Securities Trust

Series 2004-2N, Class N1*	4.50	04/25/34	276		275,571
Argent NIM Trust

Series 2004-WN3, Class A*	5.93	03/25/34	118		117,927
Asset Backed Funding Corporation

Series 2005-AQ1, Class B1*(e)	5.75/6.25	06/25/35	1,986		1,698,549

Series 2005-AQ1, Class B2*(e)	5.75/6.25	06/25/35	2,087		1,722,251

					3,420,800

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust

Series 2004-FFH1, Class B*(d)	7.69	%†	03/25/34	$3,050	$2,849,255

Series 2004-FF2, Class B*(d)	7.69	†	03/25/34	1,800	1,698,127

Series 2004-FFH2, Class B1*(d)	7.69	†	06/25/34	2,750	2,514,391

Series 2004-FF8, Class B4*(d)	7.69	†	10/25/34	2,500	2,282,460

					9,344,233

GM Building Mezzanine Loan (g)	6.00		02/10/10	5,000	4,816,950
Green Tree Financial Corp

Series 1998-3, Class A6	6.76		03/01/30	4,044	4,079,142

Series 1998-8, Class M1	6.98		09/01/30	5,000	2,250,000

Series 1997-6, Class B1	7.17		01/15/29	8,017	1,202,594

Series 1997-6, Class M1	7.21		01/15/29	6,100	4,392,000

Series 1997-3, Class M1	7.53		03/15/28	4,500	2,745,000

Series 1997-6, Class A9	7.55		01/15/29	2,602	2,756,456

Series 1995-6, Class M1	8.10		09/15/26	8,650	8,976,105

					26,401,297

Harborview Mortgage Loan Trust

Series 2005-1, Class B4*(d)	5.91	†	03/19/35	1,264	1,053,333

Series 2005-1, Class B5*(d)	5.91	†	03/19/35	1,823	1,218,516

Series 2005-1, Class B6*(d)	5.91	†	03/19/35	2,287	514,666

Series 2005-2, Class B4*(d)	5.91	†	05/19/35	2,976	2,434,674

					5,221,189

Mid-State Trust

Series 10, Class B	7.54		02/15/36	1,982	1,853,328

Series 2004-1, Class M2	8.11		08/15/37	3,130	3,262,428

					5,115,756

Morgan Hotel Notes

Series D (g)	7.89		05/12/07	4,973	4,972,534
Structured Asset Investment Loan Trust

Series 2004-11, Class M9(e)	5.00		01/25/35	3,775	3,576,982

Series 2004-7, Class B(d)	6.69	†	08/25/34	4,321	3,883,331

Series 2004-8, Class B1(d)	6.69	†	09/25/34	2,000	1,916,034

Series 2004-2, Class B*(d)	7.19	†	03/25/34	2,234	2,058,785

					11,435,132

Structured Asset Securities Corporation

Series 2005-6, Class B5	5.34	†	05/25/35	993	820,078

Series 2005-6, Class B6	5.34	†	05/25/35	993	631,447

Series 2005-6, Class B7	5.34	†	05/25/35	670	207,744

					1,659,269

Vanderbilt Mortgage Finance, Inc

Series 2001-B, Class A5	6.96		09/07/31	2,000	2,082,394
Westgate Resorts

Series 1998-AA, Class A2*	8.26		07/15/13	418	417,182

Total Housing Related Asset-Backed Securities

(Cost – $91,844,752)					80,988,373

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)

Non-Housing Related Asset-Backed Securities – 4.2%
Aerco Ltd

Series 2A, Class A3*	4.57	%†	07/15/25	$4,293	$3,370,072
Airlines Pass Through Trust

Series 1R, Class A8	4.49	†	03/15/19	3,049	2,850,940
Global Rated Eligible Assets Trust

Series 1998-A, Class A1	7.33		03/15/06	1,566	7,828
MBNA Credit Card Master Trust

Series 2002-C7, Class C7	6.70		03/16/15	5,000	5,397,725
Securitized Multiple Asset Rated Trust

Series 1997-2, Class A(c)	8.24		03/15/06	2,272	11,360

Total Non-Housing Related Asset-Backed Securities

(Cost – $11,070,454)					11,637,925

Franchise Securities – 0.7%
FFCA Secured Lending Corp

Series 1998-1, Class A1B*(b)	6.73		10/18/25	1,302	1,311,367
Franchisee Loan Receivable Trust

Series 1995-B, Class A*	9.63	†	01/15/11	1,093	458,334

Total Franchise Securities

(Cost – $2,403,091)					1,769,701

Collateralized Debt Obligations – 4.1%
Anthracite CDO I Ltd

Series 2002-CIBA, Class CFL*(b)	5.44	†	05/24/37	5,000	5,150,585
Apidos CDO

Series 2A, Class B*(b)	5.50	†	12/21/18	4,000	3,920,000
Porter Square CDO I Limited

Series 1A, Class C*(b)	7.73	†	08/15/38	2,000	2,055,000

Total Collateralized Debt Obligations

(Cost – $10,913,181)					11,125,585

Total Asset-Backed Securities

(Cost – $116,231,478)					105,521,584

COMMERCIAL MORTGAGE BACKED SECURITIES – 17.5%
Bear Stearns Commercial Mortgage Securities

Series 1999-C1, Class D	6.53		02/14/31	5,000	5,305,500

Series 2001-EPR, Class B*	6.92		02/12/11	5,000	5,018,950

					10,324,450

Chase Commercial Mortgage Securities Corp

Series 2000-2, Class I*	6.65		07/15/32	1,971	1,229,971
Commercial Mortgage Asset Trust

Series 1999-C1, Class C	7.35		01/17/32	2,000	2,261,180
Commercial Mortgage Lease-Backed Certificate

Series 2001-CMLB, Class A1*	6.75		06/20/31	1,973	2,094,494
Credit Suisse First Boston Mortgage

Series 2004-C5, Class J*	4.65	†	11/15/37	1,000	872,755
First Chicago/ Lennar Trust

Series 1997-CHL1, Class D*	7.67	†	04/29/39	3,000	3,007,500

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Commercial Mortgage Finance Corp

Series 1999-C8, Class C	7.43	%†	07/15/31	$5,000	$5,394,710
LB-UBS Commercial Mortgage Trust

Series 2002-C2, Class L*	5.68		07/15/35	5,300	5,140,592
Mortgage Capital Funding, Inc

Series 1996-MC1, Class G*(b)	7.15		06/15/06	4,409	4,437,350
Nationslink Funding Corp

Series 1998-2, Class F*	7.11		08/20/30	4,840	5,166,361
UBS 400 Atlantic Street Mortgage Trust

Series 2002-C1A, Class B3*	7.19		01/11/22	3,000	3,193,260
Wachovia Bank Commercial Mortgage Trust

Series 2004-WL4A, Class H*	4.97	†	10/15/15	1,300	1,296,617

Series 2005-C16, Class H*	5.30	†	10/15/41	4,000	3,669,888

					4,966,505

Total Commercial Mortgage Backed Securities

(Cost – $45,447,581)					48,089,128

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 14.6%

Subordinated Collateralized Mortgage Obligations – 14.6%
Banc of America Alternative Loan Trust

Series 2004-3, Class 30B6	5.50		04/25/34	797	241,774
Banc of America Funding Corporation

Series 2003-3, Class B4	5.46	†	10/25/33	921	826,519

Series 2003-3, Class B5	5.46	†	10/25/33	921	650,461

Series 2003-3, Class B6	5.46	†	10/25/33	924	373,461

					1,850,441

Banc of America Mortgage Securities, Inc.

Series 2005-4, Class B4	5.50		05/25/35	547	473,201

Series 2005-4, Class B5	5.50		05/25/35	410	263,942

Series 2005-4, Class B6	5.50		05/25/35	274	88,457

Series 2005-5, Class 30B4	5.50		06/25/35	799	688,901

Series 2005-5, Class 30B5	5.50		06/25/35	599	393,737

Series 2005-5, Class 30B6	5.50		06/25/35	600	214,562

Series 2001-4, Class 1B3	6.75		04/20/31	1,810	1,815,230

					3,938,030

Countrywide Home Loans

Series 2003-57, Class B3	5.50		01/25/34	488	420,493
First Horizon Mortgage Pass-Through Trust

Series 2005-4, Class B5*	5.45	†	07/25/35	426	269,164

Series 2005-4, Class B6*	5.45	†	07/25/35	427	128,199

Series 2005-3, Class B5	5.50		06/25/35	342	215,755

Series 2005-3, Class B6	5.50		06/25/35	343	102,849

					715,967

First Republic Mortgage Loan Trust

Series 2000-FRB1, Class B3	4.69	†	06/25/30	454	453,949
G3 Mortgage Reinsurance Ltd

Series 1, Class E*	24.2	†	05/25/08	5,645	6,258,401

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
GMAC Mortgage Corp. Loan Trust

Series 2003-J9, Class B1	5.50%		01/25/34	$877	$741,800

Series 2003-J9, Class B2	5.50		01/25/34	877	555,736

Series 2003-J9, Class B3	5.50		01/25/34	858	223,002

					1,520,538

JPMorgan Mortgage Trust

Series 2003-A2, Class B4	4.49	†	11/25/33	546	486,121
Residential Finance Limited Partnership

Series 2004-B, Class B5*	5.65	†	02/10/36	3,487	3,547,809

Series 2002-A, Class B7	9.80	†	10/10/34	2,863	2,923,718

					6,471,527

Residential Funding Mortgage Securities I, Inc

Series 2004-S1, Class B1	5.25		02/25/34	602	509,403

Series 2004-S1, Class B3	5.25		02/25/34	244	82,799

Series 2003-S7, Class B2	5.50		05/25/33	676	481,228

Series 2003-S7, Class B3(a)	5.50		05/25/33	965	368,288

					1,441,718

Resix Finance Ltd. Credit-Linked Notes

Series 2005-C, Class B7*	7.20	†	09/10/37	3,991	3,991,129

Series 2004-C, Class B7*	7.60	†	09/10/36	1,476	1,507,600

Series 2003-D, Class B7*	9.85	†	12/10/35	1,934	1,997,115

Series 2003-CB1, Class B8*	10.90	†	06/10/35	1,924	2,010,137

Series 2004-A, Class B10*	15.60	†	02/10/36	854	888,376

					10,394,357

Washington Mutual

Series 2005-AR2, Class B11(d)	5.17	†	01/25/45	3,733	2,412,533

Series 2005-AR2, Class B12(d)	5.17	†	01/25/45	3,268	588,260

					3,000,793

Wells Fargo Mortgage Backed Securities Trust

Series 2004-6, Class B4	5.50		06/25/34	1,777	1,566,206

Series 2004-6, Class B5	5.50		06/25/34	1,066	753,105

Series 2004-6, Class B6	5.50		06/25/34	711	277,264

Series 2002-10, Class B6	6.00		06/25/32	479	325,689

					2,922,264

Total Subordinated Collateralized Mortgage Obligations

(Cost – $38,952,690)					40,116,373

Total Non-Agency Residential Mortgage Backed Securities

(Cost – $38,952,690)					40,116,373

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments November 30, 2005
				Notional
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

INTEREST ONLY SECURITIES – 7.4%
Banc of America Commercial Mortgage, Inc

Series 2003-1, Class XP2*(f)	1.43	%†	09/11/36	$17,992	$2,478,761
Bear Stearns Commercial Mortgage Securities

Series 2001-TOP2, Class X2*(f)	1.14	†	02/15/35	74,184	1,949,777
COMM Commercial Mortgage

Class 200 J2A, Class EIO*(f)	3.74	†	07/16/34	10,000	2,956,360
Commercial Capital Access One, Inc.

Series 2001-A, Class T1(f)	4.50		02/15/09	18,000	2,444,400
GMAC Commercial Mortgage Securities, Inc.

Series 2003-C1, Class X1*(f)	0.24	†	05/10/36	85,704	3,659,780
GS Mortgage Securities Corp. II

Series 2001-ROCK, Class X1*(f)	0.21	†	05/03/18	253,555	3,091,852
Vendee Mortgage Trust

Series 1997-2, Class IO(f)	0.06	†	06/15/27	47,375	72,152
Wachovia Bank Commercial Mortgage Trust

Series 2002-C2, Class IO1*(f)	0.42	†	11/15/34	84,032	3,518,182

Total Interest Only Securities

Cost – $18,927,618)					20,171,264

	Shares

COMMON STOCK – 0.2%
Duke Realty Corp. (REIT)

(Cost – $287,997)	11,583	393,822

PREFERRED STOCKS – 1.1%

Equity Office Properties Trust Series B, 5.25% (REIT)	46,012	2,302,901

SL Green Reality Corp. Series C, 7.63%(REIT)	29,900	750,490

Total Preferred Stocks

(Cost – $2,725,533)		3,053,391

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

SHORT TERM INVESTMENTS – 0.7%

U.S. Government Agency Collateralized Mortgage Obligations – 0.7%
Federal National Mortgage Association Discount Notes Series BB

(Cost – $2,000,000)	0.00%	12/01/05	$2,000	$2,000,000

Total Investments – 141.1%

(Cost – $394,547,309)				386,926,646

Liabilities in Excess of Other Assets – (41.1)%				(112,716,285)

NET ASSETS – 100.0%				$274,210,361

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2005

†	—	Variable Rate Security: Interest rate is the rate in effect November 30, 2005.
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private placement.
(c)	—	This issue is currently making only partial interest payments.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Represents investment in Mezzanine loans.
#	—	Portion or entire principal amount is held as collateral for open futures contracts (note 7).
CDO	—	Collateralized Debt Obligation
REIT	—	Real Estate Investment Trust
@	—	Portion or entire principal amount delivered as collateral for reverse purchase agreements (note 5).

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2005

Assets:

Investments in securities, at market (cost $384,769,313) (Note 2)	$377,137,162

Investments in Mezzanine loans (cost $9,777,996)	9,789,484

Total investments (cost $394,547,309)	386,926,646

Cash	531,872

Interest and dividends receivable	2,353,375

Principal paydowns receivable	106,513

Unrealized appreciation on swap contracts (Note 7)	297,393

Prepaid expenses and other assets	30,226

Receivable for variation margin	27,656

Total assets	390,273,681

Liabilities:

Reverse repurchase agreements (Note 5)	96,721,896

Interest payable for reverse repurchase agreements (Note 5)	147,178

Payable for investments purchased	18,998,516

Investment advisory fee payable (Note 3)	146,921

Administration fee payable (Note 3)	40,546

Accrued expenses and other liabilities	8,263

Total liabilities	116,063,320

Net Assets (equivalent to $8.90 per share based on 30,813,437 shares issued and outstanding)	$274,210,361

Composition of Net Assets:

Capital stock, at par value ($.01) (Note 6)	$308,134

Additional paid-in capital (Note 6)	300,883,422

Accumulated undistributed net investment income	3,891,987

Accumulated net realized loss	(23,984,939)

Net unrealized depreciation on investments, swap contracts and futures	(6,888,243)

Net assets applicable to capital stock outstanding	$274,210,361

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2005

Investment Income (Note 2):

Interest	$30,532,065

Dividends	758,321

31,290,386

Expenses:

Investment advisory fee (Note 3)	1,820,948

Administration fee (Note 3)	555,631

Insurance	209,061

Custodian	65,963

Reports to shareholders	74,037

Accounting and tax services	108,134

Transfer agency	43,261

Directors’ fees	82,602

Legal	19,732

Registration fees	27,429

Miscellaneous	12,169

Total operating expenses	3,018,967

Interest expense on reverse repurchase agreements (Note 5)	3,957,076

Total expenses	6,976,043

Net investment income	24,314,343

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):

Net realized gain (loss) on:

Investment transactions	(1,288,447)

Realized gain distribution from other investment companies	147,250

Swap contracts	780,880

Futures transactions	(402,870)

Net realized loss on investment transactions, swap contracts and futures transactions	(763,187)

Net change in unrealized appreciation/depreciation on:

Investments	(5,757,684)

Swap contracts	(534,530)

Futures	351,554

Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	(5,940,660)

Net realized and unrealized loss on investments, swap contracts and futures	(6,703,847)

Net increase in net assets resulting from operations	$17,610,496

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets
	For the Year	For the Year
	Ended	Ended
	November 30, 2005	November 30, 2004

Increase (Decrease) in Net Assets Resulting from Operations:

Net investment income	$24,314,343	$24,386,777

Net realized gain (loss) on investment transactions, swap contracts and futures transactions	(763,187)	4,982,767

Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	(5,940,660)	(6,017,514)

Net increase in net assets resulting from operations	17,610,496	23,352,030

Dividends to Shareholders (Note 2):

Net investment income	(25,406,137)	(27,653,733)

Capital Stock Transactions (Note 6):

Net asset value of shares issued through dividend reinvestment (49,223 and 71,326 shares, respectively)	471,064	687,386

Net increase from capital stock transactions	471,064	687,386

Total decrease in net assets	(7,324,577)	(3,614,317)

Net Assets:

Beginning of year	281,534,938	285,149,255

End of year (including undistributed net investment income of $3,891,987 and $1,306,448, respectively)	$274,210,361	$281,534,938

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2005

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$17,610,496

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Purchases of long-term portfolio investments	(172,966,365)

Proceeds from disposition of long-term portfolio investments and principal paydown losses	200,199,378

Purchase of short-term portfolio investments, net	(2,000,000)

Increase in interest and dividends receivable	(90,146)

Decrease in receivable for investments sold and paydowns	2,004,405

Decrease in prepaid expenses and other assets	54,099

Decrease in variation margin payable	(26,061)

Increase in interest payable for reverse repurchase agreements	67,399

Increase in payable for investments purchased	5,782,736

Decrease in investment advisory fee payable	(1,360)

Decrease in administration fee payable	(7,784)

Decrease in accrued expenses and other liabilities	(165,169)

Net accretion on investments	(2,255,305)

Unrealized depreciation on investments	5,757,684

Unrealized depreciation on swaps	534,530

Net realized loss on investment transactions	1,288,447

Net cash provided by operating activities	55,786,984

Cash flows used for financing activities:

Net cash used for reverse repurchase agreements	(31,553,804)

Dividends paid to shareholders, net of reinvestments	(24,935,073)

Net cash used for financing activities	(56,488,877)

Net decrease in cash	(701,893)

Cash at beginning of year	1,233,765

Cash at end of year	$531,872

Noncash financing activities not included herein consist of reinvestment of dividends of $471,064.
Interest payments for year ended November 30, 2005, totaled $3,889,677.

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

	For the Year Ended November 30,

	2005	2004	2003	2002		2001

Per Share Operating Performance:

Net asset value, beginning of year	$9.15	$9.29	$9.24	$9.17		$9.41

Net investment income	0.79	0.79	0.85	0.89		0.88

Net realized and unrealized gains (losses) on investments, short sales, futures and swap contracts	(0.21)	(0.03)	0.10	0.08		0.26

Net increase in net asset value resulting from operations	0.58	0.76	0.95	0.97		1.14

Net effect of shares repurchased	—	—	—	—	*	— *

Dividends from net investment income	(0.83)	(0.90)	(0.90)	(0.90)		(0.87)

Offering costs charged to additional paid-in-capital	—	—	—	—	*	(0.09)

Dilutive effect of rights offering	—	—	—	—		(0.42)

Net asset value, end of year	$8.90	$9.15	$9.29	$9.24		$9.17

Market price, end of year	$8.2200	$10.2900	$10.1600	$9.2800		$8.5700

Total Investment Return+	(12.63)%	11.31%	20.43%	19.39%		13.13% ++

Ratios to Average Net Assets/ Supplementary Data:

Net assets, end of year (000’s)	$274,210	$281,535	$285,149	$282,568		$280,106

Operating expenses	1.08%	1.10%	1.15%	1.05%		1.11%

Interest expense	1.41%	0.61%	0.47%	0.84%		1.22%

Total expenses	2.49%	1.71%	1.62%	1.89%		2.33%

Net investment income	8.68%	8.55%	9.10%	9.62%		9.21%

Portfolio turnover rate	43%	80%	89%	61%		43%

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

++	Adjusted for assumed reinvestment of proceeds of rights offering.

*	Rounds to less than $0.01.

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

1.     The Fund

The Hyperion Total Return Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.

2.     Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 32% of the investments in securities held by the Fund at November 30, 2005) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market daily based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net cash payments on interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2005.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: Through its custodian, the Fund receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the “Advisor”) is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.     Investment Advisory Agreements and Affiliated Transactions

Pursuant to a transaction whereby Brascan Financial (U.S.) Corporation purchased all stock ownership of the holding company indirectly owning the advisor as described in the Proxy Statement to Stockholders dated March 18, 2005 (the “Transaction”) the Fund entered into an Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Advisor on April 28, 2005. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2005, the Advisor earned $1,820,948 in investment advisory fees.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended November 30, 2005, the Administrator earned $555,631 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and directors of the Fund are officers and/or directors of the Advisor or the Administrator.

4.     Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2005, were $61,462,754 and $78,317,001, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2005 were $111,503,581 and 120,537,664, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

5.     Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2005, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$5,557,000	CS First Boston, 4.22%, dated 11/22/05, maturity date 12/27/05	$5,579,799

3,159,000	Goldman Sachs, 4.10%, dated 11/14/05, maturity date 12/13/05	3,169,433

3,437,000	Goldman Sachs, 4.10%, dated 11/14/05, maturity date 12/13/05	3,448,352

13,870,000	Goldman Sachs, 4.23%, dated 11/14/05, maturity date 1/10/06	13,962,894

2,307,000	Goldman Sachs, 4.11%, dated 11/16/05, maturity date 12/15/05	2,314,638

4,691,000	Greenwich Capital Markets, 4.14%, dated 11/16/05, maturity date 12/14/05	4,706,105

6,103,000	Greenwich Capital Markets, 4.10%, dated 11/16/05, maturity date 12/14/05	6,122,462

4,040,000	Greenwich Capital Markets, 4.13%, dated 11/30/05, maturity date 12/15/05	4,046,952

2,761,000	Greenwich Capital Markets, 4.13%, dated 11/30/05, maturity date 12/15/05	2,765,751

4,972,000	Lehman Brothers, 4.10%, dated 11/10/05, maturity date 12/12/05	4,990,120

16,128,000	Lehman Brothers, 3.95%, dated 11/22/05, maturity date 12/6/05	16,152,774

3,541,000	Merrill Lynch, 4.19%, dated 11/22/05, maturity date 12/20/05	3,552,540

2,702,000	Merrill Lynch, 4.21%, dated 11/28/05, maturity date 12/20/05	2,708,952

2,990,599	Morgan Stanley, 4.14%, dated 11/15/05, maturity date 12/14/05	3,000,573

4,388,998	Morgan Stanley, 4.14%, dated 11/15/05, maturity date 12/14/05	4,403,635

3,626,299	Morgan Stanley, 4.14%, dated 11/15/05, maturity date 12/14/05	3,638,393

8,446,000	Wachovia Capital, 4.23%, dated 11/14/05, maturity date 1/10/06	8,502,567

4,002,000	Wachovia Capital, 4.23%, dated 11/14/05, maturity date 1/10/06	4,028,803

$96,721,896

	Maturity Amount, Including Interest Payable	$97,094,743

	Market Value of Assets Sold Under Agreements	$99,614,696

	Weighted Average Interest Rate	4.13%

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2005, was approximately $130,612,417 at a weighted average interest rate of 3.03%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $147,463,045 as of July 1, 2005, which was 34.16% of total assets.

6.     Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 30,813,437 shares outstanding at November 30, 2005, the Advisor owned 11,112 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

For the years ended November 30, 2005 and November 30, 2004, no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.

The Fund issued to its shareholders of records as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.

7.     Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2005.

As of November 30, 2005, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$40,000,000	03/05/06	Agreement with Goldman Sachs Capital Markets, LP, dated 03/03/04 to pay semi-annually the notional amount multiplied by 2.064% and to receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	$401,010
$2,500,000	09/11/42	Agreement with Bear Stearns, dated 11/02/05 to receive monthly the notional amount multiplied by 2.100% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 05-PWR9K.	(103,617)

			$297,393

As of November 30, 2005, the following futures contracts were outstanding:

Long:

				Value at	Unrealized
Notional			Cost at	November 30,	Appreciation/
Amount	Type	Expiration Date	Trade Date	2005	(Depreciation)

$2,000,000	5 Yr. U.S. Treasury Note	December 2005	$2,152,338	$2,122,188	$(30,150)

Short:

				Value at	Unrealized
Notional			Cost at	November 30,	Appreciation/
Amount	Type	Expiration Date	Trade Date	2005	(Depreciation)

$18,900,000	10 Yr. U.S. Treasury Note	December 2005	$21,015,974	$20,550,797	$465,177

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

8.     Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended November 30, 2005 the tax character of the $25,406,137 of distributions paid was from ordinary income.

At November 30, 2005 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Tax Ordinary Income	$4,059,647

Accumulated capital loss	(23,048,040)

Post-October capital loss deferrals	(501,872)

Book unrealized appreciation/(depreciation)	$(6,888,243)

Minus: Cumulative Timing Differences	(602,687)

Unrealized appreciation/(depreciation)	$(7,490,930)

The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and differing treatment of swap income (expense) for tax purposes.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2005 was $394,577,309. Net unrealized depreciation was $(7,620,663) (gross unrealized appreciation — $8,699,087; gross unrealized depreciation — $(16,319,750)). At November 30, 2005, the Fund had a capital loss carryforward of $23,048,040, of which $4,541,146 expires in 2007, $3,003,624 expires in 2008, $8,349,330 expires in 2009, $3,566,846 expires in 2010, and $3,587,094 expires in 2013, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: At November 30, 2005, the Fund’s undistributed net investment income was increased by $3,677,333 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap income (expense) reclassifications.

9.     Subsequent Events

Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.06	12/20/05	12/29/05
$0.06	12/30/05	01/27/06

10.     Contractual Obligations

The Fund enters into contracts that have a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.     Change of Independent Registered Public Accounting Firm

In connection with the Transaction, PricewaterhouseCoopers LLP (“PwC”) was unable to conclude that it continued to be independent with respect to the Fund as a result of this acquisition by the ultimate parent corporation, Brascan Corp. that is now Brookfield Asset Management, Inc. PwC resigned as the Fund’s Independent Registered Public Accounting Firm, effective December 5, 2005. The Audit Committee of the Fund then submitted a recommendation to the Board of Directors to engage Briggs Bunting & Dougherty, LLP (“BBD”) as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ended November 30, 2005. During the fiscal years ended November 30, 2004 and 2003, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, during the fiscal years ended November 30, 2004 and 2003 and through December 5, 2005, there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2005

or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports.

During the two most recent fiscal years and through December 5, 2005, the date the Board of Directors approved BBD as the Fund’s auditor, the Fund did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Fund provided PwC with a copy of these disclosures and has requested PwC to furnish the Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund herein and, if not, detailing the particular statements with which it does not agree.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The Hyperion Total Return Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 2005, and the related statements of operations and cash flows, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2004 and the financial highlights for each of the years in the four-year period then ended have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. as of November 30, 2005, the results of its operations and cash flows, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 11, 2006

TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2005) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 1.88% of the Fund’s distributions during the fiscal year ended November 30, 2005 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may not be subject to a maximum tax rate of 15%, as provided for by the Jobs and General Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of 2.66% as qualified dividend income, which is taxed at a maximum rate of 15%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2005. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

CHANGES TO INVESTMENT POLICIES (Unaudited)

On September 27, 2005, the Board of Directors voted to approve changes to the Fund’s investment policies to permit the Fund to invest in three new types of investments. First, the Fund may now invest up to 20% of its gross assets in credit default swaps, limited to no more than 5% in any one issuer. Second, the Fund may now invest up to 10% of its gross assets in B-Notes and mezzanine loans, subject to a 5% limit in any one issuer. Third, the Fund may now invest up to 20% of its gross assets in total rate of return swaps, limited to 5% in any one issuer. On December 13, 2005, the Board of Directors approved an additional change to the Fund’s investment policies to permit the Fund to invest up to 5% of its gross assets in shares of common stock of mortgage real estate investment trusts (“REITs”). These investments are described below.

Credit Default Swaps. In a credit default swap, one party agrees to pay another party a premium in exchange for receiving compensation if a third party or its obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium) over a specified period.

B-Notes and Mezzanine Loans. A B-Note represents a subordinated interest in a loan collateralized by a commercial property. A mezzanine loan is an obligation that is secured by the borrower’s equity interest in a property that is subject to a first mortgage. B-Notes and mezzanine loans are typically not rated by credit rating agencies.

Total Rate of Return Swaps. A total rate of return swap is a contract in which one party receives interest payments on a specific asset or group of assets plus any capital gains or losses over a specified period, while the other party receives a specified fixed or floating payment.

Credit and Interest Rate Risks. The Fund’s investments in credit default swaps, B-Notes, mezzanine loans, and total rate of return swaps may subject the Fund to credit risk or interest rate risk. In addition, when the Fund enters into a credit default swap or a total rate of return swap, it is subject to counterparty risk. The Fund seeks to reduce (but cannot eliminate) this risk by entering into swap contracts only with creditworthy counterparties.

REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code. Mortgage REITs invest primarily in real estate mortgages and derive income from the collection of interest payments. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax on distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Company Act of 1940.

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Total Return Fund, Inc. (the “Fund”).

			Number of
	Position(s) Held with		Portfolios in
	Fund and Term of		Fund Complex
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years and	Overseen by
and Age	Time Served	Other Directorships Held by Director	Director

Disinterested Director

Class II Director to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 62	Chairman Elected December 9, 2003 Director since July 1989, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director of Crystal River Capital, Inc. (“Crystal River”) (2005-Present); Director of Student Loan Corporation (“STU”) (2005-Present); General Partner of Resource Capital Fund I, II & III CIP L.P. (1998-Present); Co-founder, Baringo Capital LLC (2002-Present); Director, Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director, Animal Medical Center (2002-Present); Director and/or Lead Director, Parsons Brinckerhoff, Inc. (1995-Present); Trustee of Excelsior Funds (32) (1994- Present).	5

Disinterested Director

Class I Director to serve until 2006 Annual Meeting of Stockholders:

Robert F. Birch c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 69	Director since December 1998, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998-Present); Chairman and President, New America High Income Fund (1992- Present); Director, Brandywine Funds (3) (2001 to Present).	5

Interested Director

Class III Director to serve until 2006 Annual Meeting of Stockholders:

Clifford E. Lai* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 52	Director since December 2003 Elected until 2005 Member of Executive Committee Elected for Three Year Term	President (1998-Present), Managing Partner (April 2005-Present) and Chief Investment Officer (1993- 2002) of the Advisor; President and Director of Crystal River (2005-Present); Co-Chairman (2003-Present) and Board of Managers (1995-Present) of Hyperion GMAC Capital Advisors, LLC (“Hyperion/GMAC,” and formerly Lend Lease Hyperion Capital, LLC); President and Director of several investment companies advised by the Advisor (1993-Present).	5

Disinterested Director

Class III Director to serve until 2006 Annual Meeting of Stockholders:

Louis P. Salvatore c/o One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404 Age 59	Director since September 2005, Director, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected until the Next Annual Meeting of Stockholders	Director of several investment companies advised by the Advisor or by its affiliates (2005-Present); Director of Crystal River (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	2

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Capital Management, Inc., the Fund’s Advisor.

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Trust

Term of Office and
Name, Address	Position(s) Held	Length of Time	Principal Occupation(s)
and Age	with Fund	Served	During Past 5 Years

Clifford E. Lai* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 52	President	Elected Annually Since April 1993	Please see “Information Concerning Nominees/Directors.”
John Dolan* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 52	Vice President	Elected Annually Since March 1998	Managing Partner (April 2005-Present), Chief Investment Strategist (1998-Present) and Chief Investment Officer (2002- Present) of the Advisor; Chief Investment Officer of Crystal River (2005-Present).
Daniel S. Kim* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 37	Chief Compliance Officer (“CCO”) & Secretary	Elected Annually CCO Since September 2004 and Secretary Since January 2005	Director, General Counsel and CCO (September 2004-Present), and Secretary (January 2005-Present) of the Adviser; Secretary (January 2005-Present) and CCO (September 2004-Present) of several investment companies advised by the Advisor; Secretary (January 2005-Present) and CCO (September 2004-Present) of Hyperion GMAC; Assistant Secretary of Crystal River (2005-Present); Assistant General Counsel (May 2001-August 2004) of Oak Hill Capital Management; Assistant General Counsel (May 2001-August 2004) of Oak Hill Advisors, LP; Lawyer (January 2001-April 2001) Arkin, Kaplan & Cohen.

Thomas F. Doodian* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 46	Treasurer	Elected Annually Since February 1998	Managing Director, Chief Operating Officer (1998-Present) and Director of Finance and Operations of the Advisor (1995-Present); Treasurer of several investment companies advised by the Advisor (February 1998-Present); Treasurer of Hyperion/ GMAC (1996-Present).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Capital Management, Inc., the Fund’s Advisor.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Trust:
1 (800) HYPERION

SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
1 (800) 937-5449

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.

Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperioncapital.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending November 30, 2005 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Daniel Kim
CCO and Secretary

* Audit Committee Members

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The Hyperion Total Return Fund, Inc.
One Liberty Plaza
165 Broadway, 36th Floor
New York, NY 10006-1404

Item 2. Code of Ethics.
     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Daniel Kim at 1-800-HYPERION or by writing to Mr. Kim at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that all three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Robert F. Birch and Louis P. Salvatore. Mr. Drake, Mr. Birch and Mr. Salvatore are each independent.
Item 4. Principal Accountant Fees and Services.
     Audit Fees
     For the fiscal year ended November 30, 2005, PriceWaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $109,333 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.
     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $74,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.
     Tax Fees
     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $10,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.
     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $10,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.
     Audit-Related Fees
     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $3,900 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to PwC related to its completion of the audit of the Registrant's annual financial statements.
     For the fiscal year ended November 30, 2004, there were no Audit-Related Fees.
     All Other Fees
     For the fiscal year ended November 30, 2005, there were no Other Fees.
     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $37,000 for professional services rendered for the review of financial statements included in the Registrant’s semi-annual report to shareholders.
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Robert F. Birch and Louis P. Salvatore.
Item 6. Schedule of Investments.
     Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

THE HYPERION TOTAL RETURN FUND, INC.

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Funds.

2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Funds’ shareholders.

4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     None.
Item 10. Submission of Matters to a Vote of Security Holders.
     None.

Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) None.
     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
     (3) None.
(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE HYPERION TOTAL RETURN FUND, INC.
By:     /s/   Clifford E. Lai
      Clifford E. Lai
      Principal Executive Officer
Date: February  8 , 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:     /s/   Clifford E. Lai
      Clifford E. Lai
      Principal Executive Officer
Date: February  8 , 2006
By:   /s/     Thomas F. Doodian
      Thomas F. Doodian
      Treasurer and Principal Financial Officer
Date: February  8 , 2006